U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   ----------
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   May 9, 2000
                                  ------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              AUTEO MEDIA, INC. fka

                       FLINTROCK FINANCIAL SERVICES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     Nevada
                                     ------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                     0-27229
                                     -------
                            (COMMISSION FILE NUMBER)


                                   88-0409163
                                   ----------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                        22125 17th Avenue S.E., Suite 105
                                   Bothell, WA
                       ----------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                      98021
                                      -----
                                   (Zip Code)

                                 (425) 415-1694
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            16700- 198th Avenue, N.E.
                              Woodinville, WA 98072
                           ---------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.  Changes in Registrant's Certifying Accountants


(1) On May 8, 2000, Barry L Friedman PC was dismissed as auditor to Auteo Media, Inc., previously Flintrock Financial Services, at the request of the Board of Directors. During the previous fiscal year, the auditor expressed no adverse opinion, nor was any audit qualified or modified. There were no disagreements of any kind between Auteo Media, Inc. and Barry L Friedman PC. The Board of Directors of Auteo Media, Inc. decided to use a major accounting firm to perform its audit due to increased revenue growth and expanded operations. Therefore, the Company dismissed Barry L Friedman and approved the appointment of Grant Thornton LLP.

(2) On May 8, 2000, Auteo Media, Inc. engaged Grant Thornton LLP ("GT") as its certifying accountant. GT was not engaged to perform audit functions for the Registrant and management has not previously consulted with GT on any audit issues; however, GT was engaged on April 3, 2000 to prepare audited financial statements for Tysa Corporation, a subsidiary of Registrant.

(3) Other than the disclosures above, there are no other matters required pursuant to Form 8-K, or Item 304 of Regulation S-K, to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Auteo Media, Inc.

Date:   May 9, 2000
By:/s/ STEVE VAN LEEUWEN
Steve Van Leeuwen
President